UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.    Regulation FD Disclosure.

On September 11, 2012, at 8:15 a.m. (EDT), Joseph L. Hooley, Chairman, President and Chief Executive Officer of State Street Corporation, and Edward J. Resch, Chief Financial Officer of State Street Corporation, will provide a presentation at the Barclays Financial Services Conference.  The presentation slides and related information that Mr. Hooley and Mr. Resch will present are furnished herewith as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.  The presentation will be accessible, in listen-only mode, on State Street's investor relations home page at www.statestreet.com/stockholder.  A recorded replay of the presentation will be available on the Investor Relations website beginning later that day.  The webcast replay will be available for approximately two weeks.

The information in this Item 7.01, and in Exhibit 99.1 and Exhibit 99.2 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or Exhibit 99.2 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Exhibits.

(d)    Exhibits

99.1	Slides for the presentation by Joseph L. Hooley and Edward J. Resch at the Barclays Financial Services Conference on September 11, 2012 (such Exhibit 99.1 is furnished and not filed).

99.2
Supplementary materials to the presentation slides in Exhibit 99.1; reconciliation of operating-basis (non-GAAP) financial information; description of the tier 1 common ratio; and reconciliations of the tier 1 common ratio adjusted to reflect our estimate of the application of the Basel III capital requirements (such Exhibit 99.2 is furnished and not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ DAVID C. PHELAN
	Name:	David C. Phelan
	Title:	Executive Vice President and General Counsel
Date: September 11, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slides for the presentation by Joseph L. Hooley and Edward J. Resch at the Barclays Financial Services Conference on September 11, 2012 (such Exhibit 99.1 is furnished and not filed).
99.2
Supplementary materials to the presentation slides in Exhibit 99.1; reconciliation of operating-basis (non-GAAP) financial information; description of the tier 1 common ratio; and reconciliations of the tier 1 common ratio adjusted to reflect our estimate of the application of the Basel III capital requirements (such Exhibit 99.2 is furnished and not filed).

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